BLACKROCK ETF TRUST II

iShares Large Cap Moderate Buffer ETF

iShares Large Cap Deep Buffer ETF

(each, a “Fund”)

Supplement dated September 29, 2023 to each Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information, each dated June 23, 2023, as amended and supplemented to date

As described in detail in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, the Fund pursues an options strategy that seeks to provide the Fund with exposure to the share price return of the Underlying ETF up to the Approximate Cap, while seeking to provide downside protection against Underlying ETF losses through an Approximate Buffer and lower volatility over each Hedge Period. Capitalized terms have the meanings ascribed to them in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

The current Hedge Period will end on September 30, 2023. Each Fund will commence a new Hedge Period that will begin on October 1, 2023 and end on December 31, 2023. The Approximate Cap for each Fund for the new Hedge Period is set forth in the table below.

Fund	Ticker	Approximate Cap (Gross of the Unitary Management Fee)	Approximate Cap (Net of Unitary Management Fee)
iShares Large Cap Moderate Buffer ETF	IVVM	106.58%	106.455%
iShares Large Cap Deep Buffer ETF	IVVB	106.87%	106.745%

Each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are amended to revise all references to the dates associated with the current Hedge Period to reflect those of the new Hedge Period and to the amount of the Approximate Cap to reflect the amount of the applicable Approximate Cap set forth in the table above.

Shareholders should retain this Supplement for future reference.

SP-BUFFMOD-0923SUP